Exhibit 23
                                                                      ---------


                                               MCI COMMUNICATIONS CORPORATION
                                           401(k) PLAN FOR NON-EXEMPT EMPLOYEES
                                                  EIN:  52-0886267



                                         CONSENT OF INDEPENDENT ACCOUNTANTS
                                         ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement of Form S-8 (No. 333-12847) of MCI Communications Corporation of our report dated June 8, 1998, appearing on page 3 of this Form 11-K.




PRICE WATERHOUSE LLP
Washington, D.C.
June 26, 1998



















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